EXHIBIT 10.13

Confidential Treatment

Requested Pursuant to Rule 24b-2

Supplemental Agreement No. 4

to

Purchase Agreement No. 03791

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

THIS SUPPLEMENTAL AGREEMENT is entered into as of December 11,  2015 (Supplemental Agreement No. 4)  by and between THE BOEING COMPANY (Boeing) and AIR LEASE CORPORATION (Customer).

All terms used but not defined in this Supplemental Agreement No. 4 have the same meaning as in the Purchase Agreement.

WHEREAS, Boeing and Customer have entered into Purchase Agreement No. 03791 dated as of July 3, 2012 as amended and supplemented (Purchase Agreement) relating to the purchase and sale of Model 737-8 and 737-9 Aircraft;

WHEREAS, Boeing and Customer desire to amend the Purchase Agreement to designate as Block A Aircraft the eighty-two (82) 737-8 Aircraft [*] already contracted under the Purchase Agreement prior to this Supplemental Agreement No. 4 and listed in Table 1A (Block A Aircraft);

WHEREAS, Boeing and Customer desire to amend the Purchase Agreement to designate as Block B Aircraft the twenty-two (22) 737-9 Aircraft [*] already contracted under the Purchase Agreement prior to this Supplemental Agreement No. 4 and listed in Table 1B (Block B Aircraft);

WHEREAS, Boeing and Customer agree to (i) amend the Purchase Agreement to document Customer’s purchase of eight (8) firm 737-8 Aircraft [*] (Incremental Aircraft) for delivery in [*] and (ii) designate the Incremental Aircraft as a  Block C Aircraft  (Block C Aircraft);

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791	1	SA-4

BOEING PROPRIETARY

WHEREAS, Boeing and Customer desire to amend the Purchase Agreement to identify [*] as the lessee for two (2) Block A Aircraft scheduled to deliver in [*];

WHEREAS, Boeing and Customer desire to amend the Purchase Agreement to identify [*] as the lessee for four (4) Block A Aircraft scheduled to deliver in [*];

WHEREAS, Boeing and Customer desire to amend the Purchase Agreement to identify [*] as the lessee for seven (7) Block A Aircraft scheduled to deliver in [*];

WHEREAS, Boeing and Customer desire to amend the Purchase Agreement to identify [*] as the lessee for nine (9) Block A Aircraft scheduled to deliver in [*];

WHEREAS, Customer has previously [*]; and

WHEREAS, Customer has previously [*].

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.   Title Page.

The title page is deleted in its entirety, replaced by a new title page provided hereto as Enclosure 1 and incorporated into the Purchase Agreement by this reference.  The revised title page corrects only pagination in the footer.

2.   Table of Contents.

The Table of Contents is deleted in its entirety, replaced by a new Table of Contents provided hereto as Enclosure 2 and incorporated into the Purchase Agreement by this reference.  The new Table of Contents reflects the revisions set forth in this Supplemental Agreement No. 4.

3.   Purchase Agreement.

a.   Pages 3 through 5 are re-numbered to be pages 1 through 3 for administrative purposes.

b.   Previous page 3 of the Purchase Agreement is deleted in its entirety, replaced by a new page re-numbered as page 1 (identified in the footer by “SA-4”) provided hereto as Enclosure 3 and incorporated into the Purchase Agreement by this reference.  The revised page 1:

1)   deletes the words “Exhibit A1 and Exhibit A2” and replaces them with the words “Exhibit A”; and

2)   deletes the words “Table 1A and Table 1B (collectively Table 1)” and replaces them with the words “Table 1”.

4.   TABLES.

a.   Table 1A is deleted in its entirety, replaced by a revised Table 1A provided hereto as Enclosure 4 and incorporated into the Purchase Agreement by this reference.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791	2	SA-4

BOEING PROPRIETARY

b.   Table 1B is deleted in its entirety, replaced by a revised Table 1B provided hereto as Enclosure 5 and incorporated into the Purchase Agreement by this reference.

c.   New Table 1C is added to the Purchase Agreement, provided hereto as Enclosure 6 and incorporated into the Purchase Agreement by this reference.

5.   LETTER AGREEMENTS.

a.   Letter Agreement HAZ-PA-03791-LA-1208078R1 titled Advance Payment Matters is deleted in its entirety, replaced with a revised HAZ-PA-03791-LA-1208078R2 provided hereto as Enclosure 7 and incorporated into the Purchase Agreement by this reference.  This revised Letter Agreement updates the table in article 1.1 to (i) reflect the new Aircraft Block designations and (ii) [*].

b.   Letter Agreement HAZ-PA-03791-LA-1208079, Attachment A titled 737-9 [*] Aircraft Delivery, Description, Price and Advance Payments, is deleted in its entirety, replaced with a revised Attachment A (identified in the footer by “SA-4”) provided hereto as Enclosure 8 and incorporated into the Purchase Agreement by this reference.  The revised Attachment A removes the table and notes below the table.

c.   Letter Agreement HAZ-PA-03791-LA-1208083 titled [*] is deleted in its entirety, replaced with a revised HAZ-PA-03791-LA-1208083R1 provided hereto as Enclosure 9 and incorporated into the Purchase Agreement by this reference.  This revised Letter Agreement (i) updates Article 4  to reflect revisions set forth in this Supplemental Agreement No. 4 and (ii) revises Attachment B to include [*].

d.   Letter Agreement HAZ-PA-03791-LA-1208087 titled Open Matters for 737-8 and 737-9 Aircraft is deleted in its entirety, replaced with a revised HAZ-PA-03791-LA-1208087R1 provided hereto as Enclosure 10 and incorporated into the Purchase Agreement by this reference.  This revised Letter Agreement updates Article 1.1 to reflect revisions set forth in this Supplemental Agreement No. 4.

e.   Letter Agreement HAZ-PA-03791-LA-1208090 titled Special Matters is deleted in its entirety, replaced with a revised HAZ-PA-03791-LA-1208090R1 provided hereto as Enclosure 11 and incorporated into the Purchase Agreement by this reference.  This revised Letter Agreement (i) updates articles 1.1 through 1.8 to reflect the new Aircraft block designations, (ii) [*] and (iii) includes other minor language revisions to accommodate the inclusion of multiple blocks of Aircraft.

f.   [*].

g.  [*],  the following Letter Agreements are deleted in their entirety and removed from the Purchase Agreement:

1)    HAZ-PA-03791-LA-1208089R1 titled [*];

2)    HAZ-PA-03791-LA-1300032 titled [*];

3)    HAZ-PA-03791-LA-1400773 titled [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791	3	SA-4

BOEING PROPRIETARY

4)    HAZ-PA-03791-LA-1401489 titled [*]

The Purchase Agreement will be deemed to be amended to the extent herein provided and as so amended will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY		AIR LEASE CORPORATION

By:	/s/ Jon W. Lewis	By:	/s/ Grant Levy

Its:	Attorney‑In‑Fact	Its:	Executive Vice President

Attachments

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791	4	SA-4

BOEING PROPRIETARY

Enclosure 1

PURCHASE AGREEMENT NUMBER PA-03791

between

THE BOEING COMPANY

and

AIR LEASE CORPORATION

Relating to Boeing Model 737-8 and 737-9 Aircraft

BOEING PROPRIETARY

Enclosure 2

TABLE OF CONTENTS

ARTICLES		SA No.
Article 1.	Quantity, Model and Description	SA-4
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms

TABLE
1A	737-8 Block A Aircraft Information Table [*]	SA-4
1B	737-9 Block B Aircraft Information Table [*]	SA-4
1C	737-8 Block C Aircraft Information Table [*]	SA-4

EXHIBIT
A1	737-8 Aircraft Configuration
A2	737-9 Aircraft Configuration
B	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1	Escalation Adjustment - Airframe and Optional Features
BFE1	BFE Variables
CS1	Customer Support Variables
EE1	[*], Engine Warranty and Patent Indemnity
SLP1	Service Life Policy Components

LETTER AGREEMENTS
LA-1208077	AGTA Matters
LA-1208078R2	Advance Payment Matters	SA-4
LA-1208079	[*] Attachment A	SA-4
LA-1208080	Assignment of Customer’s Interest to a Subsidiary or Affiliate
LA-1208081	Other Matters
LA-1208082	Demonstration Flight Waiver
LA-1208083R1	[*]	SA-4
LA-1208084	Leasing Matters
LA-1208085	Liquidated Damages for Non-Excusable Delay
LA-1208086	Loading of Customer Software
LA-1208087R1	Open Matters for 737-8 and 737-9 Aircraft	SA-4
LA-1208088	Performance Matters
~~LA-1208089R1~~	[*]	SA-4
LA-1208090R1	Special Matters	SA-4
LA-1208091	AGTA Term Revisions for 737-8 and 737-9 Aircraft
LA-1208092	[*]
LA-1208958	[*]
~~LA-1208963~~	[*]	SA-4
LA-1209052	[*]
~~LA-1300032~~	[*]	SA-4
~~LA-1400773~~	[*]	SA-4
~~LA-1401489~~	[*]	SA-4

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791	i	SA-4

BOEING PROPRIETARY

Enclosure 3

Purchase Agreement No. PA-03791

between

The Boeing Company

and

Air Lease Corporation

This Purchase Agreement No. PA-03791 between The Boeing Company, a Delaware corporation, (Boeing) and Air Lease Corporation, a Delaware corporation, (Customer) relating to the purchase and sale of Model 737-8 and 737-9 aircraft together with all tables, exhibits, supplemental exhibits, letter agreements and other attachments thereto, if any, (Purchase Agreement) incorporates the terms and conditions (except as specifically set forth below) of the Aircraft General Terms Agreement dated as of September 30, 2010 between the parties, identified as HAZ-AGTA (AGTA).

1.        Quantity, Model and Description.

The aircraft to be delivered to Customer will be designated as Model 737-8 aircraft (737-8 Aircraft) and 737-9 aircraft (737-9 Aircraft), (collectively, the Aircraft).  Boeing will manufacture and sell to Customer Aircraft conforming to the configurations described in the various Exhibit As (collectively, Exhibit A) in the quantities listed in the various Table 1s (collectively, Table 1) to the Purchase Agreement.

2.        Delivery Schedule.

The scheduled months of delivery of the Aircraft are listed in the attached Table 1.  Exhibit B describes certain responsibilities for both Customer and Boeing in order to accomplish the delivery of the Aircraft.

3.        Price.

3.1    Aircraft Basic Price.  The Aircraft Basic Price is listed in Table 1 and is subject to escalation in accordance with the terms of this Purchase Agreement.

3.2    Advance Payment Base Prices.  The Advance Payment Base Prices listed in Table 1 were calculated using the 737‑8 Airframe Price and average optional features price as of the date of this Purchase Agreement escalated at a rate of [*] to the scheduled delivery year.

4.        Payment.

4.1    Boeing acknowledges receipt of a deposit in the amount shown in Table 1 for each Aircraft (Deposit).

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791		PA Page 1
	BOEING PROPRIETARY	SA-4

4.2    The standard advance payment schedule for the Aircraft requires Customer to make certain advance payments, expressed in a percentage of the Advance Payment Base Price of each Aircraft beginning with a payment of [*], less the Deposit, on the effective date of the Purchase Agreement for the

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791		PA Page 2
	BOEING PROPRIETARY	SA-4

Enclosure 4

Table 1A

to Purchase Agreement No. PA-03791

737-8 Block A [*] Aircraft Delivery, Description, Price and Advance  Payments

Airframe Model/MTOW:	737-8	181200 pounds	Detail Specification:	D019A007-B (5/18/2012)
Engine Model/Thrust:	CFM-LEAP-1B	0 pounds	Airframe Price Base Year/Escalation Formula:	[*]	[*]
Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	[*]	[*]
Optional Features:		[*]
Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):		[*]
Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):		[*]
Buyer Furnished Equipment (BFE) Estimate:		[*]
Seller Purchased Equipment (SPE) Estimate:		[*]
Refundable Deposit/Aircraft at Proposal Accept:		[*]

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor		P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Lessee	Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]-2018	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	---		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]

SA-4
HAZ-PA-03791 60521, 63035	Boeing Proprietary	Page 1 of 6

Enclosure 4

Table 1A

to Purchase Agreement No. PA-03791

737-8 Block A [*] Aircraft Delivery, Description, Price and Advance  Payments

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor		P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Lessee	Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	--- ---		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	---		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	--- ---		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	---		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	---		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	--- ---		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]

SA-4
HAZ-PA-03791 60521, 63035	Boeing Proprietary	Page 2 of 6

Enclosure 4

Table 1A

to Purchase Agreement No. PA-03791

737-8 Block A [*] Aircraft Delivery, Description, Price and Advance  Payments

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor		P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Lessee	Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	---		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	3	[*]	[*]	--- --- ---		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	--- ---		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	--- ---		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	---		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	--- ---		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	---		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	--- ---		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]

SA-4
HAZ-PA-03791 60521, 63035	Boeing Proprietary	Page 3 of 6

Enclosure 4

Table 1A

to Purchase Agreement No. PA-03791

737-8 Block A [*] Aircraft Delivery, Description, Price and Advance  Payments

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor		P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Lessee	Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	--- ---		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	3	[*]	[*]	--- --- ---		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	--- ---		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	--- ---		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	--- ---		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	3	[*]	[*]	--- --- ---		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	3	[*]	[*]	--- --- ---		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	--- ---		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]

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HAZ-PA-03791 60521, 63035	Boeing Proprietary	Page 4 of 6

Enclosure 4

Table 1A

to Purchase Agreement No. PA-03791

737-8 Block A [*] Aircraft Delivery, Description, Price and Advance  Payments

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor		P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Lessee	Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]	3	[*]	[*]	---		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	--- ---		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	--- ---		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	---		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	---		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]	--- ---		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	---		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	---		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]

SA-4
HAZ-PA-03791 60521, 63035	Boeing Proprietary	Page 5 of 6

Enclosure 4

Table 1A

to Purchase Agreement No. PA-03791

737-8 Block A [*] Aircraft Delivery, Description, Price and Advance  Payments

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor		P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Lessee	Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	---		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	---		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	---		[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]-2022			[*]			[*]	[*]	[*]	[*]	[*]
Total:	82

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Manufacturer serial number is subject to change due to production changes.

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HAZ-PA-03791 60521, 63035	Boeing Proprietary	Page 6 of 6

Enclosure 5

Table 1B

to Purchase Agreement No. PA-03791

737-9 Block B [*] Aircraft Delivery, Description, Price and Advance  Payments

Airframe Model/MTOW:	737-9	194700 pounds	Detail Specification:	D019A007-B (5/18/2012)
Engine Model/Thrust:	CFM-LEAP-1B	0 pounds	Airframe Price Base Year/Escalation Formula:	[*]	[*]
Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	[*]	[*]
Optional Features:		[*]
Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]
Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]
Buyer Furnished Equipment (BFE) Estimate:		[*]
Seller Purchased Equipment (SPE) Estimate:		[*]
Refundable Deposit/Aircraft at Proposal Accept:		[*]

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor		P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Lessee	Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]-2020			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]

SA-4
HAZ-PA-03791 60522-1F, TXT	Boeing Proprietary	Page 1 of 3

Enclosure 5

Table 1B

to Purchase Agreement No. PA-03791

737-9 Block B [*] Aircraft Delivery, Description, Price and Advance  Payments

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor		P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Lessee	Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	2	[*]	[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]

SA-4
HAZ-PA-03791 60522-1F, TXT	Boeing Proprietary	Page 2 of 3

Enclosure 5

Table 1B

to Purchase Agreement No. PA-03791

737-9 Block B [*] Aircraft Delivery, Description, Price and Advance  Payments

		Manufacturer	Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Factor		P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	No.	(Airframe)	Lessee	Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]			[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]			[*]	[*]	[*]	[*]	[*]
[*]-2022			[*]			[*]	[*]	[*]	[*]	[*]
Total:	22

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Manufacturer serial number is subject to change due to production changes.

SA-4
HAZ-PA-03791 60522-1F, TXT	Boeing Proprietary	Page 3 of 3

Enclosure 6

Table 1C

to Purchase Agreement No.  PA-03791

737-8 Block C [*] Aircraft Delivery, Description, Price and Advance   Payments

Airframe Model/MTOW:	737-8	181,200 pounds	Detail Specification:	D019A008-J (1/16/2015)
Engine Model/Thrust:	CFMLEAP-1B25	25,000 pounds	Airframe Price Base Year/Escalation Formula:	[*]	[*]
Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	[*]	[*]
Estimated Optional Features:		[*]
Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]
Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]
Buyer Furnished Equipment (BFE) Estimate:
Seller Purchased Equipment (SPE) Estimate:		[*]

Refundable Deposit/Aircraft at Proposal Accept:		[*]

		Escalation			Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor		P.A.	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	(Airframe)	Lessee	Exhibit A	Price Per A/P	[*]	[*]	[*]	[*]
[*]-2020		[*]			[*]	[*]	[*]	[*]	[*]
[*]		[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]			[*]	[*]	[*]	[*]	[*]
[*]		[*]			[*]	[*]	[*]	[*]	[*]
[*]		[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]			[*]	[*]	[*]	[*]	[*]
[*]		[*]			[*]	[*]	[*]	[*]	[*]
[*]		[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]			[*]	[*]	[*]	[*]	[*]
[*]		[*]			[*]	[*]	[*]	[*]	[*]
[*]		[*]			[*]	[*]	[*]	[*]	[*]
[*]	1	[*]			[*]	[*]	[*]	[*]	[*]
[*]		[*]			[*]	[*]	[*]	[*]	[*]

SA-4
HAZ-PA-03791 73166-1F, TXT	Boeing Proprietary	Page 1 of 2

Enclosure 6

Table 1C

to Purchase Agreement No.  PA-03791

737-8 Block C [*] Aircraft Delivery, Description, Price and Advance   Payments

[*]		[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]
[*]-2022		[*]	[*]	[*]	[*]	[*]	[*]
Total:	8

[*]

Manufacturer serial number is subject to change due to production changes.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

SA-4
HAZ-PA-03791 73166-1F, TXT	Boeing Proprietary	Page 2 of 2

Enclosure 7

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

HAZ-PA-03791-LA-1208078R2

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:         Advance Payment Matters

Reference:    Purchase Agreement No. PA-03791 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-8 and 737-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) cancels and supersedes all previous versions with an acceptance date prior to the acceptance date indicated below and amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

The Purchase Agreement incorporates the terms and conditions of HAZ-AGTA between Boeing and Customer.  This Letter Agreement modifies certain terms and conditions of the AGTA with respect to the Aircraft.

1.        Deferred Advance Payment Schedule.

1.1   Notwithstanding the Aircraft advance payment schedule provided in Table 1 of the Purchase Agreement, Customer may elect to pay an alternative fixed advance payment schedule for the Aircraft, as set forth below (Alternative Advance Payment Schedule).

[*]

1.2   [*]

2.        [*]

3.        [*]

4.        [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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BOEING PROPRIETARY	Page 1

Enclosure 7

5.        Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s taking title to the Aircraft at the time of delivery and leasing the Aircraft and cannot be assigned in whole or, in part.

HAZ-PA-03791-LA-1208078R2		SA-4
Advance Payment Matters		Page 2
BOEING PROPRIETARY

Enclosure 7

6.        Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 6) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 6.  Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Jon W. Lewis

Its	Attorney-in-fact

ACCEPTED AND AGREED TO this

Date:	December 11, 2015

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President

HAZ-PA-03791-LA-1208078R2		SA-4
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Enclosure 8

Attachment A

to Letter Agreement No. HAZ-PA-03791-LA-1208079

737-9 [*] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-9	194700 pounds	Detail Specification:	D019A007-B (5/18/2012)

Engine Model/Thrust:	CFM-LEAP-1B	0 pounds	Airframe Price Base Year/Escalation Formula:	[*]	[*]

Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	[*]	[*]

Optional Features:		[*]

Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:

Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]

Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]

Buyer Furnished Equipment (BFE) Estimate:		[*]

Seller Purchased Equipment (SPE) Estimate:		[*]

Remainder of page intentionally left blank.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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HAZ-PA-03791 59874, 65354	Boeing Proprietary	Page 1 of 1

Enclosure 9

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

HAZ-PA-03791-LA-1208083R1

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:         [*]

Reference:    Purchase Agreement No. PA-03791 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-8 and 737-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) cancels and supersedes all previous versions with an acceptance date prior to the acceptance date indicated below and amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.        [*]

2.        [*]

3.        [*]

4.        [*]

5.        [*]

6.        Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer taking title to the Aircraft at the time of delivery and leasing the Aircraft to commercial operators and becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

SA-4

BOEING PROPRIETARY

Enclosure 9

7.        Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 7), without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 7.  Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Jon W. Lewis

Its	Attorney-in-fact

ACCEPTED AND AGREED TO this

Date:	December 11, 2015

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President

HAZ-PA-03791-LA-1208083R1		SA-4
[*]		Page 2
BOEING PROPRIETARY

Enclosure 9

Attachment A to Letter Agreement HAZ-PA-03791-LA-1208083R1

[*]

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-LA-1208083R1		SA-4
[*]		Attachment A Page 1
BOEING PROPRIETARY

Enclosure 9

Attachment B to Letter Agreement HAZ-PA-03791-LA-1208083R1

[*]	[*]
[*]	[*]

[*]

[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]
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	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-LA-1208083R1		SA-4
[*]		Attachment B Page 1
BOEING PROPRIETARY

Enclosure 9

[*]	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]
	[*]	[*]	[*]	[*]
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	[*]	[*]	[*]	[*]
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[*]		[*]	[*]	[*]
[*]		[*]	[*]	[*]
[*]		[*]	[*]	[*]
[*]		[*]	[*]	[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-LA-1208083R1		SA-4
[*]		Attachment B Page 2
BOEING PROPRIETARY

Enclosure 9

[*]	[*]	[*]	[*]	[*]
[*]		[*]	[*]	[*]
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[*]		[*]	[*]	[*]
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* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-LA-1208083R1		SA-4
[*]		Attachment B Page 3
BOEING PROPRIETARY

Enclosure 10

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

HAZ-PA-03791-LA-1208087R1

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:         Open Matters for 737-8 and 737-9 Aircraft

Reference:    Purchase Agreement No. PA-03791 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-8 and 737-9 aircraft (Aircraft)

This letter agreement (Letter Agreement)  cancels and supersedes all previous versions with an acceptance date prior to the acceptance date indicated below and amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Given the long period of time between Purchase Agreement signing and delivery of the first Aircraft and the continued development of the 737 MAX program, certain elements have not yet been defined.  In consideration, Boeing and Customer agree to work together as the 737 MAX program develops as follows:

1.        [*]

2.        [*]

3.        [*]

4.        Aircraft Configuration.

4.1    The initial configuration of Customer's Model 737-8 Aircraft and Customer’s Model 737-9 Aircraft has been defined by Boeing Model 737-8 and Boeing Model 737-9 basic specification D019A007, Revision A, dated February 3, 2012 (Initial Configuration).  Final configuration of the Aircraft (Final Configuration) will be completed using the then-current Boeing configuration documentation in accordance with the following schedule:

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

SA-4

BOEING PROPRIETARY

Enclosure 10

4.1.1   No later than [*] prior to the first Aircraft's scheduled delivery, Boeing and Customer will discuss potential optional features.

4.1.2   Within [*] after that meeting, Boeing will provide Customer with a proposal for those optional features that can be incorporated into the Aircraft during production.

4.1.3   Customer will then have [*] to accept or reject the optional features.

4.1.4    Within [*] following Final Configuration, Boeing and Customer will execute a written amendment to the Purchase Agreement which will reflect the following:

4.1.4.1    Changes applicable to the basic Model 737-8 and 737-9 aircraft which are developed by Boeing between the date of signing of the Purchase Agreement and date of Final Configuration.

4.1.4.2    Incorporation into Exhibit A of the Purchase Agreement, by written amendment, those optional features which have been agreed to by Customer and Boeing (Customer Configuration Changes);

4.1.4.3    Revisions to the Supplemental Exhibit BFE1 to reflect the selection dates and on-dock dates of BFE;

4.1.4.4    Changes to the Optional Features Prices and Aircraft Basic Price to adjust for the difference, if any, between the prices estimated in Table 1 of the Purchase Agreement for optional features reflected in the Aircraft Basic Price and the actual prices of the optional features reflected in the Customer Configuration Changes.  [*].

4.2    The configuration for the 737-9 Aircraft under the terms of the Purchase Agreement excludes the installation of auxiliary fuel tanks, because such installation may delay delivery of the 737-9 Aircraft by up to three months.

5.       Customer Support Variables.

5.1    The initial customer support package contained in Supplemental Exhibit CS1 to the Purchase Agreement is predicated upon the 737NG customer support package.  Boeing intends to further refine the post delivery support package for the 737 MAX and will provide this revised package to Customer no later than [*] prior to the first month of the scheduled [*] of the first Aircraft.  The provision of such revised Supplemental Exhibit CS1 will constitute an amendment to the Purchase Agreement

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03791-LA-1208087R1		SA-4
Open Matters for 737-8 and 737-9 Aircraft		Page 2
BOEING PROPRIETARY

Enclosure 10

and will provide the Customer, in aggregate, an overall Boeing post delivery support package that is equivalent to, or better than, the Supplemental Exhibit CS1 included in the Purchase Agreement as of the date of this Letter Agreement.

5.2     [*]

6.       [*]

7.      Aircraft Software Loading.

7.1    As of the time of signing the Purchase Agreement, Boeing does not have a plan to modify the method for loading software to the Aircraft (e.g. similar to 787 e-enabling or an alternative method).

7.2   [*]

7.3   [*]

8.     Other Letter Agreements. Boeing and Customer acknowledge that as Boeing refines the definition of the Aircraft and associated production processes, there may be a need to execute letter agreements addressing one or more of the following:

8.1    Software.  Additional provisions relating to software and software loading.

8.2    Seller Purchased Equipment (SPE) and/or In-Flight Entertainment (IFE).  Provisions relating to the terms under which Boeing may offer or install SPE in the Aircraft.

8.3    Buyer Furnished Equipment (BFE).  Provisions relating to the terms under which Boeing may install and certify Customer’s BFE in the Aircraft.

9.       Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 9) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 10

of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 9.  Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Jon W. Lewis

Its	Attorney-in-fact

ACCEPTED AND AGREED TO this

Date:	December 11, 2015

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President

HAZ-PA-03791-LA-1208087R1		SA-4
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BOEING PROPRIETARY

Enclosure 11

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

HAZ-PA-03791-LA-1208090R1

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N
Los Angeles, CA 90067

Subject:        Special Matters

Reference:    Purchase Agreement No. PA-03791 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 737-8 and 737-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) cancels and supersedes all previous versions with an acceptance date prior to the acceptance date indicated below and amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.        Credit Memoranda. In consideration of Customer’s purchase of the Aircraft, at the time of delivery of each such Aircraft or 737-9 [*], unless otherwise noted, Boeing will provide to Customer the following credit memoranda:

1.1   Basic Credit Memorandum.  Boeing will issue to Customer a basic credit memorandum (Basic Credit Memorandum) at delivery of each Aircraft or 737-9 [*] in an amount shown in the table immediately below for the respective minor model and base year.

Basic Credit Memorandum
Model Type	Block A and Block B Aircraft [*]	Block C Aircraft [*]
737-8 Aircraft	[*]	[*]
737-9 Aircraft	[*]	-
737-9 [*]	[*]	-

1.2    Leasing Credit Memorandum.  Customer expressly intends to lease the Aircraft and 737‑9 [*] to a third party or parties (Lessee or Lessees) who are in the commercial airline business as aircraft operators.  As an additional consideration and incentive for entering into a lease for the Aircraft and 737‑9 [*] prior to delivery of each

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 11

such Aircraft or 737‑9 [*], Boeing will issue to Customer a leasing credit memorandum (Leasing Credit Memorandum) in an amount shown in the table immediately below for the respective Aircraft or 737‑9 [*] minor model [*].  Customer will not be permitted to assign this Leasing Credit Memorandum without the prior written consent of Boeing.

Leasing Credit Memorandum
Model Type	Block A and Block B Aircraft [*]	Block C Aircraft [*]
737-8 Aircraft	[*]	[*]
737-9 Aircraft	[*]	[*]
737-9 [*]	[*]	[*]

1.3    [*]

1.4    [*]

1.5    [*]

1.6    [*]

1.7    [*]

1.8    [*]

1.9    [*]

1.10  [*]

1.11  [*]

2.        Escalation of Credit Memoranda. Unless otherwise noted, the amounts of the Credit Memoranda stated in [*] will be escalated [*] to the scheduled month of the respective Aircraft or 737‑9 [*] delivery pursuant to the Airframe Escalation formula set forth in the Purchase Agreement applicable to such Aircraft or 737‑9 [*].  The Credit Memoranda may, at the election of Customer, be (i) applied against the Aircraft Price of the respective Aircraft or 737‑9 [*] at the time of delivery, or (ii) used for the purchase of other Boeing goods and services (but shall not be applied to advance payments).

3.        [*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 11

4.        Confidentiality.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 4) without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 4.  Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Jon W. Lewis

Its	Attorney-in-fact

ACCEPTED AND AGREED TO this

Date:	December 11, 2015

AIR LEASE CORPORATION

By	/s/ Grant Levy

Its	Executive Vice President

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